Exhibit 99.1

[BUNGE LOGO]

                                                  Contact:  Mark Haden
                                                            Bunge Limited
                                                            1-914-684-3398
                                                            mark.haden@bunge.com

   Bunge Limited Chairman and Chief Executive Officer Establishes Rule 10b5-1
                                  Trading Plan

WHITE PLAINS, NY - December 12, 2006 - Bunge Limited (NYSE: BG), an integrated, global agribusiness and food company, today announced that Alberto Weisser, its Chairman and Chief Executive Officer, has established a Rule 10b5-1 trading plan to exercise a portion of his employee stock options and sell the resulting common shares received from such stock option exercises as part of a personal financial planning strategy for asset diversification and liquidity. The trading plan was established by Mr. Weisser in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934 and Bunge's policies regarding transactions in our securities.

The trading plan will cover the exercise of options representing up to 75,683 common shares of Bunge beginning no earlier than December 26, 2006, subject to the trading price of Bunge's common shares. The maximum number of common shares that may be sold under the trading plan constitutes approximately 7% of Mr. Weisser's holdings of Bunge's common shares, including vested and unvested stock options. Appropriate securities filings reporting the sales will be made with the Securities and Exchange Commission when due.

Rule 10b5-1 of the Securities Exchange Act of 1934 permits corporate insiders to adopt prearranged written plans for selling specified amounts of stock. Insiders may adopt such plans when they are not in possession of material nonpublic information. Once a plan is established, the insider retains no discretion over sales under the plan, and the pre-planned trades can be executed through a broker at later dates without regard to any subsequent material non-public information that the insider may receive.

About Bunge

Bunge Limited is an integrated, global agribusiness and food company operating in the farm-to-consumer food chain. Founded in 1818 and headquartered in White Plains, New York, Bunge has over 22,000 employees and locations in 32 countries. Bunge is the world's leading oilseed processor, the largest producer and supplier of fertilizers to farmers in South America and the world's leading seller of bottled vegetable oils to consumers.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of

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1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may," "will," "expect," "anticipate," "believe," "intend," "estimate," "continue" and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities, as well as those of the markets we serve or intend to serve, to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could affect our business and financial performance: our ability to complete, integrate and benefit from acquisitions, divestitures, joint ventures and strategic alliances; estimated demand for the commodities and other products that we sell and use in our business; industry conditions, including the cyclicality of the agribusiness industry and unpredictability of the weather; agricultural, economic and political conditions in the primary markets where we operate; and other economic, business, competitive and/or regulatory factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.


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